                                                                    EXHIBIT 99.5

[LOGO OF BANC OF AMERICA SECURITIES LLC]

                                 FFML 2004-FF10
                            COLLATERAL SUMMARY REPORT

1. DTI FOR TOTAL POOL

                                     NUMBER         AGGREGATE        PERCENT
                                       OF            CURRENT         OF LOANS        AVERAGE
                                    MORTGAGE        PRINCIPAL      BY PRINCIPAL     PRINCIPAL
             DTI FOR TOTAL POOL       LOANS          BALANCE         BALANCE         BALANCE
             --------------------------------------------------------------------------------
             0.00%                       229     $    46,906,560           3.26%    $ 204,832
             0.01% - 5.00%                 7           2,698,851           0.19       385,550
             5.01% - 10.00%               18           4,374,469           0.30       243,026
             10.01% - 15.00%              72          15,179,568           1.05       210,827
             15.01% - 20.00%             142          23,101,110           1.60       162,684
             20.01% - 25.00%             298          49,332,822           3.43       165,546
             25.01% - 30.00%             416          70,545,229           4.90       169,580
             30.01% - 35.00%             647         117,102,455           8.13       180,993
             35.01% - 40.00%             817         156,854,420          10.90       191,988
             40.01% - 45.00%           1,083         224,574,865          15.60       207,364
             45.01% - 50.00%           1,321         281,352,203          19.54       212,984
             50.01% - 55.00%           2,071         444,701,113          30.89       214,728
             55.01% >=                    11           2,847,800           0.20       258,891
             TOTAL:                    7,132     $ 1,439,571,465         100.00%    $ 201,847

W.A. DTI: 43.62%

2. DTI FOR IO LOANS

                                     NUMBER         AGGREGATE        PERCENT
                                       OF            CURRENT         OF LOANS        AVERAGE
                                    MORTGAGE        PRINCIPAL      BY PRINCIPAL     PRINCIPAL
             DTI FOR IO LOANS         LOANS          BALANCE         BALANCE         BALANCE
             --------------------------------------------------------------------------------
             0.00%                        46     $    13,318,570           1.57%    $ 289,534
             0.01% - 5.00%                 2           1,072,000           0.13       536,000
             5.01% - 10.00%                6           2,058,500           0.24       343,083
             10.01% - 15.00%              22           7,418,620           0.88       337,210
             15.01% - 20.00%              38          11,282,449           1.33       296,907
             20.01% - 25.00%              96          24,473,720           2.89       254,935
             25.01% - 30.00%             117          28,144,407           3.32       240,550
             30.01% - 35.00%             191          51,979,904           6.14       272,146
             35.01% - 40.00%             293          71,996,301           8.50       245,721
             40.01% - 45.00%             409         108,459,861          12.80       265,183
             45.01% - 50.00%             598         153,677,428          18.14       256,986
             50.01% - 55.00%           1,648         371,468,452          43.85       225,406
             55.01% >=                     6           1,769,600           0.21       294,933
             TOTAL:                    3,472     $   847,119,813         100.00%    $ 243,986

W.A. DTI: 45.77%

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

GLOBAL STRUCTURED FINANCE

[LOGO OF BANC OF AMERICA SECURITIES LLC]

                                 FFML 2004-FF10
                            COLLATERAL SUMMARY REPORT
                                    IO LOANS

CREDIT SCORE FOR IO LOANS

                                              PERCENT OF                                   W.A.        W.A.       W.A.
                 NUMBER OF      AGGREGATE      LOANS BY               W.A.      W.A.     COMBINED    ORIGINAL   REMAINING    W.A.
                 MORTGAGE       PRINCIPAL     PRINCIPAL     W.A.     GROSS     CREDIT    ORIGINAL    TERM TO     TERM TO     LOAN
CREDIT SCORE       LOANS         BALANCE       BALANCE      DTI      COUPON     SCORE       LTV      MATURITY    MATURITY    AGE
---------------------------------------------------------------------------------------------------------------------------------
501 - 550             45      $   9,246,650      1.09%     45.98%     7.641%     545       75.20%      360         360        0
551 - 600            413         85,337,587     10.07      44.29      7.497      578       81.78       359         359        0
601 - 650          1,480        319,919,581     37.77      46.67      6.623      628       82.25       360         360        0
651 - 700            982        270,143,958     31.89      45.70      6.341      673       83.06       360         360        0
701 - 750            408        120,718,327     14.25      44.74      6.159      721       82.30       359         359        0
751 - 800            138         39,583,310      4.67      45.15      6.042      769       82.81       360         360        0
801 - 850              6          2,170,400      0.26      46.14      6.169      807       84.37       360         360        0
TOTAL:             3,472      $ 847,119,813    100.00%     45.77%     6.538%     657       82.42%      360         360        0

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

GLOBAL STRUCTURED FINANCE

[LOGO OF BANC OF AMERICA SECURITIES LLC]

BANC OF AMERICA SECURITIES LLC

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

FFML 2004-FF10

                                                          IO LOANS
                                             ----------------------------------------------------------------
                                                     FRM                  ARM                   TOTAL
                                             ----------------------------------------------------------------
          Pool Size                          $    13,541,579.17   $    833,578,233.60   $    847,119,812.77
          Loan Count                                         72                  3400                  3472
          Avg. Loan Balance                  $       188,077.49   $        245,170.07   $        243,986.12
          Original Pool Size                 $    13,541,780.00   $    833,584,810.20   $    847,126,590.20
          Gross WAC                                       7.291%                6.526%                6.538%

          Avg. Original Balance              $       188,080.28   $        245,172.00   $        243,988.07
          Balance < 50K                                    0.30%                 0.05%                 0.05%
          Balance 50K to < 100K                            7.39%                 3.16%                 3.23%
          Balance > 300K                                  33.74%                48.54%                48.31%

          Percent 1st Lien Loans                         100.00%               100.00%               100.00%
          W.A. Original Term                                348                   360                   360
          W.A. Seasoning                                      0                     0                     0

          W.A. FICO                                         654                   657                   657
          FICO < 500                                       0.00%                 0.00%                 0.00%
          FICO 500 to < 550                                0.00%                 1.05%                 1.04%
          FICO 550 to < 600                                9.17%                 9.53%                 9.53%
          FICO 600 to < 650                               42.19%                37.38%                37.45%

          W.A. OCLTV                                      81.22%                82.44%                82.42%
          > 80 to 90                                      12.66%                18.44%                18.35%
          > 90 to 100                                     13.24%                12.88%                12.88%
          > 100                                            0.00%                 0.00%                 0.00%

          Percent IO                                     100.00%               100.00%               100.00%
          Percent Balloon                                  2.47%                 0.00%                 0.04%
          Percent Fixed                                  100.00%                 0.00%                 1.60%
          Percent ARMs                                     0.00%               100.00%                98.40%

          C/O Refi                                        26.51%                23.91%                23.96%
          R/T Refi                                        12.90%                 3.50%                 3.65%
          Purchase                                        60.59%                72.59%                72.40%

          Single-Family                                   47.18%                63.47%                63.21%
          2-4 F                                            3.00%                 4.52%                 4.50%
          Condo                                           16.23%                 9.02%                 9.13%
          PUD                                             33.58%                23.00%                23.17%

          Primary                                         98.74%                96.34%                96.37%
          Investor                                         1.26%                 2.88%                 2.86%
          Secondary                                        0.00%                 0.78%                 0.77%

          Full                                            85.09%                89.88%                89.81%
          Stated                                          10.11%                 8.78%                 8.80%
          Limited                                          4.80%                 1.34%                 1.39%
          No Doc                                           0.00%                 0.00%                 0.00%

          W.A. Rollterm                                       0                    31                    31
          W.A. Margin                                      0.00%                 4.54%                 4.54%
          W.A. Initial Cap                                 0.00%                 2.95%                 2.95%
          W.A. Periodic Cap                                0.00%                 1.00%                 1.00%
          W.A. Ceiling                                     0.00%                12.53%                12.53%
          W.A. Floor                                       0.00%                 6.53%                 6.53%

          W.A. Prepayment Penalty                            29                    23                    23

          Max. Zip Concentration                     77479(4.80%)          91913(0.80%)          91913(0.79%)
          Top 5 States                                 CA(29.88%)            CA(53.15%)            CA(52.78%)
                                                        TX(9.17%)             FL(5.20%)             FL(5.15%)
                                                        WA(8.52%)             CO(3.40%)             CO(3.44%)
                                                        GA(8.08%)             MN(3.19%)             MN(3.17%)
                                                        OR(7.04%)             GA(3.04%)             GA(3.12%)

[LOGO OF BANC OF AMERICA SECURITIES LLC]

BANC OF AMERICA SECURITIES LLC

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

FFML 2004-FF10

Credit Scores

TOTAL MORTGAGE POOL

                       NUMBER         AGGREGATE       PERCENT                                  W.A.       W.A.       W.A.
                         OF            CURRENT       OF LOANS               W.A.    W.A.     ORIGINAL   ORIGINAL  REMAINING    W.A.
                      MORTGAGE        PRINCIPAL    BY PRINCIPAL   W.A      GROSS    FICO     COMBINED    TERM TO    TERM TO    LOAN
CREDIT SCORES           LOANS          BALANCE        BALANCE     DTI      COUPON   SCORE      LTV      MATURITY   MATURITY    AGE
-----------------------------------------------------------------------------------------------------------------------------------
526 - 550                  239     $    33,108,995      2.30%    41.12%    7.918%    545       76.60%      356        356       0
551 - 575                  842         122,989,471      8.54     40.28     7.769     565       79.55       358        358       0
576 - 600                  565          98,103,271      6.81     42.42     7.449     588       81.74       357        357       0
601 - 625                1,326         239,127,727     16.61     44.50     6.889     614       83.24       359        359       0
626 - 650                1,402         283,800,421     19.71     44.13     6.774     638       84.03       358        358       0
651 - 675                1,041         240,451,236     16.70     43.91     6.603     663       84.18       359        358       0
676 - 700                  732         172,131,816     11.96     44.15     6.441     687       83.91       359        359       0
701 - 725                  486         123,069,557      8.55     44.01     6.443     713       84.22       360        360       0
726 - 750                  246          61,917,301      4.30     43.93     6.418     738       84.21       359        359       0
751 - 775                  168          41,984,634      2.92     43.36     6.341     762       84.88       360        360       0
776 - 800                   72          19,726,687      1.37     45.69     6.206     785       83.57       360        360       0
801 - 825                   13           3,160,350      0.22     45.56      6.49     806       86.40       360        360       0
TOTAL:                   7,132     $ 1,439,571,465    100.00%    43.62%     6.82%    649       83.25%      359        358       0

FIXED MORTGAGE POOL

                       NUMBER         AGGREGATE       PERCENT                                  W.A.       W.A.       W.A.
                         OF            CURRENT       OF LOANS               W.A.    W.A.     ORIGINAL   ORIGINAL  REMAINING    W.A.
                      MORTGAGE        PRINCIPAL    BY PRINCIPAL   W.A      GROSS    FICO     COMBINED    TERM TO    TERM TO    LOAN
CREDIT SCORES           LOANS          BALANCE        BALANCE     DTI      COUPON   SCORE      LTV      MATURITY   MATURITY    AGE
-----------------------------------------------------------------------------------------------------------------------------------
526 - 550                   45     $     5,738,802      4.26%    39.08%    8.205%    544       75.08%      338        338       0
551 - 575                  140          14,968,750     11.11     38.45     8.125     564       76.36       346        345       0
576 - 600                   79           8,571,271      6.36     38.90     7.854     589       76.15       329        329       0
601 - 625                  154          18,476,114     13.71     38.99     7.801     615       85.55       347        346       0
626 - 650                  207          29,626,261     21.98     40.68     7.342     639       82.73       339        339       0
651 - 675                  138          23,193,148     17.21     38.83     7.155     662       82.82       346        346       0
676 - 700                   77          11,970,714      8.88     39.10     7.146     687       84.68       345        345       0
701 - 725                   51           8,529,805      6.33     43.01     7.038     711       85.21       356        356       0
726 - 750                   30           5,809,912      4.31     44.30     7.191     738       88.76       348        348       0
751 - 775                   25           5,576,684      4.14     40.81     6.895     763       87.64       359        359       0
776 - 800                   10           2,151,803      1.60     35.17     6.491     785       77.65       360        360       0
801 - 825                    1             144,800      0.11     44.00      7.75     809      100.00       360        360       0
TOTAL:                     957     $   134,758,063    100.00%    39.75%     7.45%    645       82.41%      345        344       0

ADJUSTABLE MORTGAGE POOL

                       NUMBER         AGGREGATE       PERCENT                                  W.A.       W.A.       W.A.
                         OF            CURRENT       OF LOANS               W.A.    W.A.     ORIGINAL   ORIGINAL  REMAINING    W.A.
                      MORTGAGE        PRINCIPAL    BY PRINCIPAL   W.A      GROSS    FICO     COMBINED    TERM TO    TERM TO    LOAN
CREDIT SCORES           LOANS          BALANCE        BALANCE     DTI      COUPON   SCORE      LTV      MATURITY   MATURITY    AGE
-----------------------------------------------------------------------------------------------------------------------------------
526 - 550                  194     $    27,370,193      2.10%    41.55%    7.858%    545       76.92%      360        360       0
551 - 575                  702         108,020,721      8.28     40.53      7.72     565       79.99       360        360       0
576 - 600                  486          89,532,000      6.86     42.76      7.41     588       82.28       360        360       0
601 - 625                1,172         220,651,614     16.91     44.98     6.813     614       83.04       360        360       0
626 - 650                1,195         254,174,160     19.48     44.52     6.708     638       84.18       360        360       0
651 - 675                  903         217,258,088     16.65     44.47     6.544     663       84.32       360        360       0
676 - 700                  655         160,161,102     12.27     44.54     6.389     687       83.85       360        360       0
701 - 725                  435         114,539,751      8.78     44.09     6.399     713       84.14       360        360       0
726 - 750                  216          56,107,389      4.30     43.89     6.338     738       83.74       360        360       0
751 - 775                  143          36,407,950      2.79     43.73     6.256     762       84.46       360        360       0
776 - 800                   62          17,574,884      1.35     46.92     6.171     785       84.29       360        360       0
801 - 825                   12           3,015,550      0.23     45.63     6.429     806       85.74       360        360       0
TOTAL:                   6,175     $ 1,304,813,403    100.00%    44.02%     6.75%    649       83.33%      360        360       0